Exhibit 99.1

Exhibit 99.1

Sorrento Therapeutics

Next-Generation

Cancer Therapeutics

October 2013

Safe Harbor Statement OTC QB: SRNE

This presentation contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements regarding expectations, beliefs or intentions regarding our business, technologies and products strategies or prospects. Actual results may differ from those projected due to a number of risks and uncertainties, including, but not limited to, the possibility that some or all of the pending matters and transactions being considered by the Company may not proceed as contemplated, and by all other matters specified in Company’s filings with the Securities and Exchange Commission, as well as risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and product candidates. Sufficiency of the data for approval with respect to Cynviloq™ will be a review issue after NDA filing. These statements are made based upon current expectations that are subject to risk and uncertainty and information available to the Company as of the date of this presentation. The Company does not undertake to update forward-looking statements in this presentation to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information.

Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in the Company’s filings with the Securities and

Exchange Commission, including its most recent periodic report. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

2

Management Team and Board of Directors

Henry Ji, Ph.D. President, CEO & Director

Inventor of G-MAB® Technology President & CEO of Stratagene Genomics VP of CombiMatrix and Stratagene

Vuong Trieu, Ph.D. Chief Scientific Officer

Founder and CEO of IgDraSol Co-inventor of IP covering Abraxane® Instrumental in the approval of Abraxane® Celgene acquired Abraxis Biosciences for > $3 billion

George Uy Chief Commercial Officer

CCO of IgDraSol Directed the launches of Abraxane®, Xeloda® & Fusilev® Built commercial infrastructures and organizations in startup companies

Richard Vincent CFO and Director

$430M sale of Elevation to Sunovion-Dainippon Meritage Pharma option agreement with ViroPharma ($90M upfront + milestones) $310M sale of Verus asthma program to AstraZeneca Elan: various acquisitions and divestitures with aggregate values in excess of $300M

Board of Directors

David Webb, Ph.D.—Chairman

Celgene (former San Diego site head)

Ernst-Günther Afting, M.D.,Ph.D.

Hoechst (former President)

Cam Gallagher

Nerveda, LLC (Managing Director)

Kim D. Janda, Ph.D.

The Scripps Research Institute (Prof.)

Henry Ji, Ph.D.

Sorrento (CEO)

M. Scott Salka

Ambit Biosciences (former CEO)

Jaisim Shah

PDL (former CBO)

Vuong Trieu, Ph.D.

Sorrento (CSO)

Richard Vincent

Sorrento (CFO)

3

Investment Highlights

Cynviloq™

Late Stage Oncology Drug with Exclusive US and EU Rights

- Addresses multi-billion dollar paclitaxel market
- Abbreviated regulatory pathway ("bioequivalence") for approval
- Bioequivalence registration trial in 2014 (study direct costs ~ $5M)
- Product launch in 1H 2016

G-MAB®

Therapeutic antibody engine

- Antibody market >$50B in 2012
- First antibody drug candidate in clinic 1H 2015

ADC/AfDC

Targeted Drug Delivery Combining

- Antibody as specific targeting warhead
- Small Molecule Drug as potent tumor killing payload
  - Toxin for Antibody Drug Conjugates (**ADC**)
  - Paclitaxel for Antibody formulated Drug Conjugates (**AfDC**)

4

Sorrento’s Next-Generation Cancer Therapeutics

Cynviloq™

Next-generation Abraxane®

Bioequivalence (BE) pathway for approval

Efficacy demonstrated

US and EU rights

G-MAB®

High-diversity human Ab library

Lead mAb programs include PD-L1, PD-1, and CCR2

FTO and no stacking royalties

AfDC: Antibody formulated Drug Conjugate

G-MAB targets approved chemotherapeutics to the tumor

Effective against heterogeneous tumors

ADC: Antibody Drug Conjugate

G-MAB targets toxin to cancer cell

Programs include VEGFR2, c-Met

5

Pipeline

INDICATION

PHASE 2 PHASE 3 NDA FILING

Metastatic Breast Cancer

}505(b)(2) Bioequivalence

Non-Small Cell Lung Cancer

Pancreatic Cancer (BE* or sNDA)

Bladder Cancer (sNDA)

Ovarian Cancer (sNDA)

Cynviloq™

G-MAB®

ADC

AfDC

INDICATION > TARGET PRECLINICAL PHASE 1

Oncology > PD-L1, PD-1, CXCR5 1H 2015 Inflammation > CCR2, CXCR3 2H 2015 Infectious Disease > MRSA, C.diff

Oncology > VEGFR2, c-Met, CXCR5, EGFR 2H 2015

Oncology > PD-L1, VEGFR2, c-Met

1H 2014 1H 2015

Multiple Strategic Partnership Opportunities

*	Abraxane® orphan drug status (FDA approval, September 2013)
6

Oncology Franchise

Cynviloq™

Phase 3

7

Cynviloq is the 3rd Generation Paclitaxel Therapy

Generation

Formulation

Maximum Tolerated Dose

Peak Product Sales

1st

Taxol® paclitaxel

Cremophor EL excipient: Polyoxyethylated castor oil

175 mg/m2

~ $1.6B (WW in 2000)

2nd Abraxane® nab-paclitaxel Mean 130 size nm Donor-derived Biological polymer: human serum albumin (HSA) 260 mg/m2 Est. >$1.7B* (US) ($430M in 2012)

3rd Cynviloq™ paclitaxel polymeric micelle Mean size ~25 nm Chemical polymer: Poly-lactide and polyethylene glycol diblock copolymer >300 mg/m2 (up to 435 mg/m2) Conversion of Abraxane® sales + new indications

*Analyst projection ; in Metastatic Breast Cancer + Non-Small Cell Lung Cancer + Pancreatic Cancer

8

Cynviloq is a High Value Proposition

1. Exclusive US and EU Rights

2. Cynviloq efficacy demonstrated in Phase 2 and Phase 3 studies

3. FDA concurred a. Available data support pursuing 505(b)(2) regulatory pathway b. Bioequivalence (BE) study sufficient for approval of indications in Abraxane® label (Metastatic Breast Cancer and Non-Small Cell Lung Cancer)

4. Large market opportunity a. Abraxis (Abraxane®) sold to Celgene for > $3B b. $1.7B in projected US peak revenues for Abraxane®

Bioequivalence = Efficient Pathway to Market

Bioequivalence registration study in breast cancer patients (2014)

12 months of duration (including patient recruitment)

Direct trial cost ~$5M

Cycle 1

Cycle 2

Abraxane® (50 patients) Abraxane® Cynviloq™ (50 patients) Cynviloq™

Dose: 260 mg/m2 Infusion time: 30 min Duration: 3 weeks + crossover for 3 weeks Endpoints: AUC and

Cmax (90% CI)

Cynviloq Market Opportunity

~70,000 patients treated with paclitaxel-based regimen in 1st line

# of Patients Treated in 1st line (US Only; 2012)

100,000

90,000

80,000

70,000

60,000

50,000

40,000

30,000

20,000

10,000

-

30,766

15,903 14,479 9,880

NSCLC MBC Pancreatic Cancer Ovarian Cancer n = 93,800 n = 38,000 n = 27,000 n = 17,700

Other regimens PAC+ treated

~55,000 patients with paclitaxel as 1st line therapy in MBC, NSCLC & OC

15,903 PC patients eligible for treatment with Abraxane® + Gemcitabine combination

Note: In Pancreatic Cancer, the blue portion represents # patients treated with gem-based Rx in 2012

Sources: US information, SEER Annual Cancer Review 1975-2006; US Census; Mattson Jack; UHC and Medicare Claims; IntrinsiQ; Synovate Tandem. WHO mortality database 2008 http://www.who.int/whosis/whosis/. World Population Prospects. The 2008 Revision. UN Population Division 2009. http://esa.un.org/unpp/. Roche-Genentech Clinical, Patient Chart Audits. Total patient numbers represent treatable population. 1st Line patient estimates from IntrinsiQ 2012 Monthly LOT Diag Combo.

Cynviloq Advantages

	Cynviloq™	Abraxane®	Taxol®	Cynviloq Advantage
Maximum Tolerated Dose (mg/m^2)	>300	260	175	Potential for higher efficacy
Rapid reconstitution: no foaming concerns	●		●	Convenience for busy practices and pharmacies
No donor-derived human serum albumin (HSA)	●		●	No viral / prion concerns
Convenient storage conditions	●		●	No requirement for controlled temp storage
No microbial growth	●		●	Chemical polymer
Cremophor-free	●	●		Reduced side effects
Dosing	q3w	q3w* & weekly**	q3w & weekly	Exploits PK advantage @ higher dose

* = MBC; ** = NSCLC & PC

12

Potential to Expand Label Indications –

For Example: 2nd Line Bladder Cancer

Cynviloq Phase 2 (Korea)* 260-300 mg/m2 q3w n=34#

Best Supportive Care Phase 2 (Japan) **/ Phase 3 (EU)*** n=23** / n=108***

Overall Response Rate (ORR)

21%

- / 0%***

Progression Free Survival

2.7 M

- / 1.5 M***

Overall Survival

6.5 M

2.3 M** / 4.3 M***

Summary:

High unmet need—no FDA-approved 2nd line drug

Demonstrated clinical Overall Response Rate (ORR)

Phase 3-ready for development as 2nd line chemotherapy in patients refractory to platinum-based therapy

*	Invest New Drugs (2012) 30:1984–1990

# advanced urothelial carcinoma patients refractory to gemcitabine and cisplatin

** AUA- San Diego May 4th-8th; *** JCO (2009): 4454-61

Next Steps for Cynviloq

1. Bioequivalence (BE) trial: 2014

2. NDA filing: 2014 / 2015

3. Approval: 2015 / 2016 a. Metastatic Breast Cancer (MBC) and Non-Small Cell Lung Cancer (NSCLC) b. Future Abraxane® indications (Pancreatic cancer and Melanoma)

4. Product launch for MBC and NSCLC: 2016

5. sNDA planning for label expansion into Bladder and Ovarian cancers

Bioequivalence Trial

NDA Filing

FDA Approval

LAUNCH

2014 2014/ 2015 2016

2016

Therapeutic Antibody Engine

G-MAB®

Extensive Pipeline

G-MAB®: Library of Therapeutic Antibodies

- Proprietary technology
  - RNA amplification used for library generation
  - Freedom-To-Operate
- No stacking royalties
- Very high library diversity: **2.1×10^{16}** distinct antibodies
- Fully human antibodies
- High successful screening hit rate

Difficult Targets:
Small Peptides


AIP-1
AIP-2
AIP-3
AIP-4

High Value Oncology Targets:
Immunomodulation: PD1 and PD-L1
Antibody Drug Conjugates: c-Met; VEGFR2



Most Difficult Targets:
G Protein-Coupled Receptors (GPCRs)



Size of Target Antigen

16

Anti-PD-L1 mAbs Exhibit Potent Activity

Immune Modulation*

Tumor Mouse Model**

T Cell Activation (%)

40

30

20

10

0

IFN-? (pg/mL)

15000

12000

9000

6000

3000

0

IL-2 (pg/mL)

800

600

400

200

0

Tumor Growth Inhibition (%)

50

40

30

20

10

0

15

25

Day

Competitor mAb

Sorrento mAb

*	mAbs @ 0.05 mg/mL

** xenograft model using H1975 human NSCLC cells; % inhibition relative to control mAb treatment

*** p<0.05, mean tumor volumes are significantly reduced in STI-A1010 group versus control groups as determined by Mann-Whitney u-test

Anti-PD-1 mAbs Exhibit Potent Immune Modulation

IL-2 Concentration (pg/mL)

1000

800

600

400

200

0

INF-? Concentration (pg/mL)

15000

10000

5000

0

T cell Activation (% CD25+ )

normalized to untreated control

25

20

15

10

5

0

Competitor mAbs

Sorrento mAb

Potent Antibody against Difficult GPCR Target*

Disease Score**

mAb Cell Binding

(EC50 –nM)

Sorrento 0.17

Competitor 21

Untreated Sorrento mAb

3.5

3

2.5

2

1.5

1

0.5

0

13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38

Days After Disease Induction

*	Sorrento mAb against C-C Chemokine Receptor 2 (CCR2)

** Experimental Auto-immune Encephalomyelitis (EAE) = murine model of Multiple Sclerosis

Targeted Drug Formulation Platform

ADC/AfDC G-MAB®+Payload

Antibody Drug Conjugates (ADC)

Key Components: 1 ADC in plasma

2	ADC binds to receptor
3	ADC is internalized
4	Cytotoxic agent is released
5	Apoptosis (cell death)

1. Target-specific internalizing antibody

2. Potent cytotoxic prodrugs

3. Linker and conjugation chemistries

Drug released in CANCER CELL

Sorrento ADCs Demonstrate Enhanced Activity

Anti-VEGFR2 ADC*

Anti-c-Met ADC**

Relative Cell Viability

(% of non treated cells)

100

50

0

0.0001

0.001

0.01 0.1 p value<0.0001

1

100 80 60 40 20 0 0.0001 0.001 0.01 0.1 1 p value<0.0001

IgG Concentration (nM)

Viability

Relative

IgG Concentration (nM)

Leading Competitor mAb Toxin Control

Sorrento ADC (mAb + Toxin)

*	Human Vascular Endothelial Cells (HUVECs)

** Human A549 NSCLC Cells

Sorrento anti-GPCR ADCs Demonstrate Enhanced Activity

Anti-CXCR3 ADC*

Anti-CXCR5 ADC**

Relative Cell Viability

(% of non treated cells) 150 100 50 0 -50 0.001 0.01 0.1 1 10

100 50 0 0.001 0.01 0.1 10 IgG Concentration (nM) (% of non treated cells) of non treated cells)

IgG Concentration = p 0. 0035**value

= p 0. 0015**value

Sorrento naked mAb Toxin Control

Sorrento ADC (mAb + Toxin)

IgG Concentration (nM)

*	Cells expressing human CXC chemokine receptor 3 (CXCR3)

** Cells expressing human CXC chemokine receptor 5 (CXCR5)

Antibody formulated Drug Conjugates (AfDC)

Key Features:

1. Approved chemotherapeutics with known safety profile

2. No internalization required

3. Multiple mAbs / drug combinations

4. Effective against heterogeneous tumors

1	AfDC in plasma
2	AfDC binds to cancer antigens and enriches in tumor
3	Cytotoxic agent is released and enters tumor cells

TUMOR

Drug released in TUMOR

G-MAB®, ADC and AfDC Pipeline

Area	G-MAB® Antibody		PRECLINICAL | PHASE 1
ONCOLOGY	PD-L1	(STI-A100X)	1H 2015
	PD-L1	(STI-A100X)	AfDC
	PD-1	(STI-A110X)	1H 2015
	VEGFR2-ADC	(STI-A0168)	2H 2015
	EGFR	(STI-A020X)	ADC/AfDC
	c-Met	(STI-A150X)	ADC/AfDC
INFLAMMATION	PD-L1	(STI-B010X)	
	RAGE	(STI-B120X)	
	CGRP	(STI-B150X)	
ONCOLOGY / INFLAMMATION (GPCR)	CCR2	(STI-B020X)	2H 2015
	CCR2	(STI-B020X)	ADC
	CXCR3	(STI-A120X)	ADC
	CXCR5	(STI-B030X)	ADC
INFECTIOUS DISEASE	MRSA	(STI-C020X)	

Multiple

Strategic

Partnership

Opportunities

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Positioned to Become Oncology Leader

Cynviloq™

G-MAB®

ADC/AfDC Phase 3 Extensive Pipeline G-MAB + Payload

Small Molecule Oncology Drug, Antibody Library and ADC Company Valuations

Company	Small Molecule Oncology Drug	Antibody Platform	Targeted Drug Delivery	Mkt Cap*
Sorrento: SRNE	**NSCLC, MBC (Ph3/Registration Trial)**	**Antibody Library**	**ADC & AfDC**	**$130M**
Puma: PBYI Pre-revenue	MBC (Phase 3)			~$1.6B
Clovis: CLVS Pre-revenue	NSCLC, MBC (Phase 1)			~$1.9B
MorphoSys: MOR.DE Pre-revenue		Antibody Library		~$2.0B
CAT: Acquired (2006) Pre-revenue		Antibody Library		~$1.4B
Domantis: Acquired (2007) Pre-revenue		Antibody Library		~$450M
Seattle Genetics: SGEN Product sales + royalty			ADC	~$5.4B
ImmunoGen: IMGN Royalty only			ADC	~$1.5B

* based on publicly-available information (09/26/13)

27

Investment Highlights

Cynviloq™

G-MAB®

ADC/AfDC

Late Stage Oncology Drug with Exclusive US and EU Rights

•	Addresses multi-billion dollar paclitaxel market
•	Abbreviated regulatory pathway (“bioequivalence”) for approval
•	Bioequivalence registration trial in 2014 (study direct costs ~ $5M)
•	Product launch in 1H 2016

Therapeutic antibody engine

•	Antibody market >$50B in 2012
•	First antibody drug candidate in clinic 1H 2015

Targeted Drug Delivery Combining

•	Antibody as specific targeting warhead
•	Small Molecule Drug as potent tumor killing payload
•	Toxin for Antibody Drug Conjugates (ADC)
•	Paclitaxel for Antibody formulated Drug Conjugates (AfDC)

Financials & Capitalization

Cash and Cash Equivalents $ 5.7M

Total Debt $ 5.0M

Common Stock Outstanding 16,479,734

Options Granted & Outstanding (1) 512,600

Warrants Outstanding (2) 39,250

Current Capitalization 17,034,784

Pro Forma Issuances:

IgDraSol Milestone 1,306,272

Assignment Agreement 80,000

Pro Forma Capitalization 18,421,056

Weighted average exercise price: $4.25

Weighted average exercise price: $6.57

Sorrento Therapeutics

Next-Generation Cancer Therapeutics

Contact: Henry Ji

President and CEO hji@sorrentotherapeutics.com (858) 668-6923

Cynviloq : Interim Results from Phase 3 MBC Study

Phase 3 study in MBC Summary of

Clinical Exposures

Stage Trial Patients

Phase 1 MTD 80

MBC, NSCLC,

Phase 2 259

PC, OC, BC

Phase 3 MBC 105

Post Market MBC, NSCLC 502

(Safety)

Total 946

US approval for Abraxane® in MBC and NSCLC for non-inferiority against Taxol® based on ORR

- No obvious ethnic differences seen between ORR in trials * Interim data from trial; OS and PFS analyses ongoing

45 40 35 30 25 20 15 10 5 0

p = 0.03 p = 0.001 p = 0.025

n=105 n=104 n=209 n=205 n=81 n=82

Cynviloq™Taxol® Abraxane© CA012 Taxol© Abraxane© Taxol©

South Korea* United States China

Simulated PK Parameters Supportive of BE:

Cynviloq™ vs. Abraxane®

Comparison of mean non-compartmental pharmacokinetic parameters of

Cynviloq™ (T) and Abraxane® (R) @ 260 mg/m2 with 30 min infusion time:

Cmax Ratio AUCinf Ratio

(ng/mL) Cmax(T)/Cmax(R) (ng*h/mL) AUCinf(T)/AUCinf(R)

CynviloqTM 19486 22198

(Simulated PK)

99.6% 109.2%

Abraxane® 19556 20324

(Actual PK)*

Note: Internal calculations done as 95% CI

Per FDA requirement, ratio T/R (Cmax and AUCinf) must be within 80-125% (90% confidence interval, or CI)

Cynviloq™ data on file

*	Gardner et al, 2008

Why Antibody Therapeutics

Clinical track record of safety and efficacy

Most successful drug class today

Excellent target specificity and affinity

Limited off-target effects

Predictable PK/PD properties

Good serum half life

Effector functions

Recruitment of patient’s immune system against diseased cells

Tunable drug characteristics

Engineering of PK and effector functions

Targeted delivery of cytotoxic drugs

Antibody Drug Conjugates (ADC) and Antibody formulated Drug Conjugates (AfDC)

Feb region

Hinge region

Feb region

Fc region Feb Fc HLcv

s

Top 10 Selling Therapeutic Antibodies (>$50B)

2012 Sales

mAb Target Companies (US$ billions)*

US Global

Humira (Adalimumab) TNF Abbott; Esai 4.4 9.3

Enbrel (Etanercept) TNF Amgen; Pfizer; Takeda 4.0 8.0

Rituxan (Rituximab) CD20 Roche 3.3 7.0

Remicade (Infliximab) TNF J&J; Merck; Mitsubishi Tanabe 3.6 6.6

Herceptin (Trastuzumab) HER2 Roche 1.7 6.2

Avastin (Bevacizumab) VEGF Roche 2.6 6.1

Lucentis (Ranibizumab) VEGF Novartis; Roche 1.6 4.0

Erbitux (Cetuximab) EGFR BMS; Merck-Serono 0.7 1.8

Tysabri (Natalizumab) 4 integrin Biogen Idec 0.9 1.6

Xolair (Omalizumab) IgE Novartis; Roche 0.7 1.3

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